425 P-1
425 PA-1
                          SUPPLEMENT DATED JUNE 1, 2006
                              TO THE PROSPECTUS OF
                              TEMPLETON INCOME FUND
                               DATED JULY 1, 2005

The prospectus is amended as follows:

I. The portfolio manager line-up for the global fixed-income component in the "Management" section is replaced with the following:

 MICHAEL HASENSTAB Ph.D., Portfolio Manager/Research Analyst of Advisers

Dr. Hasenstab has been a manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

CHRISTOPHER J.  MOLUMPHY,  Executive Vice President  of  Advisers

Mr. Molumphy has been a manager of the Fund since inception and participates in determining asset allocation and in other investment related activities. He joined Franklin Templeton Investments in 1988.

                Please keep this supplement for future reference